Exhibit 99.1

Electronically Filed 7/14/2020 1:04 PM Steven D. Grierson CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.:	A-20-816260-B
	)	DEPT NO.:	XI
3D MAKERJET, INC., a Nevada Corporation,	)
[Nevada Entity No. E0010272009-6],	)
)
(Petition of Custodian Ventures, LLC),	)
)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 14th day of July, 2020 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 14th day of July, 2020.

CHASEY LAW OFFICES

/s/ Peter L. Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 14th day of July, 2020, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors	Officers and Directors
3D Makerjet, Inc.	3D Makerjet, Inc.
7548 Municipal Drive	8752 Bay Ridge Blvd.
Orlando, FL 32819	Orlando, FL 32819

Action Stock Transfer Corporation

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
7/14/2020 12:51 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.: A-20-816260-B
	)	DEPT NO.: XI
3D MAKERJET, INC., a Nevada Corporation,	)
[Nevada Entity No. E0010272009-6],	)	ORDER APPOINTING CUSTODIAN
	)	[NRS 78.347(1)(B)]
(Petition of Custodian Ventures, LLC),	)
)

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC’s Motion for Appointment of Custodian for 3D MAKERJET, INC., a Nevada Corporation [Nevada Entity No. E0010272009-6], proper notice having been given to the officers and directors of 3D MAKERJET, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is appointed custodian of 3D MAKERJET, INC.

2. CUSTODIAN VENTURES, LLC shall revive and/or reinstate 3D MAKERJET, INC. with the Nevada Secretary of State.

3. CUSTODIAN VENTURES, LLC shall appoint officers and directors to serve during the Custodianship of 3D MAKERJET, INC.

4.  CUSTODIAN VENTURES, LLC is authorized to take reasonable and prudent action on behalf of 3D MAKERJET, INC., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to the Articles of Incorporation to change the corporation’s name, issue authorized common shares and preferred shares, authorize additional shares of common, authorize additional shares of preferred shares, designate and authorize additional classes of preferred shares, convert preferred shares to common shares, eliminate a class or classes of preferred shares, and amend the preferences on any class of preferred shares, and to initiate litigation in 3D MAKERJET, INC.’s name as deemed reasonable and prudent in connection with or related to the performance of the Custodian’s duties.

5. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for 3D MAKERJET, INC. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning delivery of the shareholder list for 3D MAKERJET, INC.

7. CUSTODIAN VENTURES, LLC shall file a Custodian Amendment to the Articles of Incorporation for 3D MAKERJET, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a)	Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b)	A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that 3D MAKERJET, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c)	A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of 3D MAKERJET, INC. for the benefit of the corporation and its shareholders.

(d)	A statement that CUSTODIAN VENTURES, LLC will reinstate 3D MAKERJET, INC.’s charter to do business in the State of Nevada.

(e)	Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. CUSTODIAN VENTURES, LLC, as custodian of 3D MAKERJET, INC., shall submit a report to this Court of the actions taken by the Custodian every month from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 14th day of July, 2020.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter Chasey

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

Attorney for Petitioner

CUSTODIAN VENTURES, LLC